                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                  ___________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OF 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) July 6, 2000
                                                 -----------------------


                         Central Garden & Pet Company
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)

         Delaware                        0-20242                 68-0275553
-------------------------------------------------------------------------------
(State or other jurisdiction         (Commission File          (IRS Employer
of incorporation)                        Number)             Identification No.)

3697 Mt. Diablo Boulevard, Lafayette, California                   94549
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code   (925) 283-4573
                                                   -----------------------------

                                 Inapplicable
--------------------------------------------------------------------------------
         (Former name or former address if changed since last report)


Exhibit Index located on page 3

Item 5.   Other Events

          On July 6, 2000, Central Garden & Pet Company (the "Company") issued a press release announcing that its previously disclosed disputes with The Scotts Company and Pharmacia Corporation (formerly known as Monsanto Company) have resulted in litigation.

Item 7.   Financial Statement and Exhibits

          (a)  Not applicable

          (b)  Not applicable

          (c)  See attached Exhibit Index.

                                 EXHIBIT INDEX



Number    Exhibit                                       Page Number
------    -------                                       -----------

99.1      Press Release dated July 6, 2000.             5

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          CENTRAL GARDEN & PET COMPANY



                          By: /s/ Lee D. Hines, Jr.
                              -----------------------------------------
                              Lee D. Hines, Jr., Chief Financial Officer

Dated:  July 7, 2000